SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 1, 2006
Century Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue Medford, MA	02155

(Address of principal executive offices)	(Zip Code)
(781) 391-4000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated 1/31/06

Item 1.02       Termination of a Material Definitive Agreement
     On January 31, 2006, Century Bank and Trust Company, a wholly owned subsidiary of Century Bancorp, Inc., issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing it has exited its Investment Management Agreement dated October 28, 2004 with BlackRock Financial Management, Inc.
Item 9.01       Financial Statements and Exhibits
     (c)    Exhibits
99.1	Century Bank and Trust Company press release dated January 31, 2006.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ Paul V. Cusick, Jr.
Paul V. Cusick, Jr.
Vice President and Treasurer

Dated: February 1, 2006